Exhibit 99.1

Indivior Provides Full-Year 2026 Financial Guidance and Business Update

•	Total Net Revenue Expected in the Range of $1,125 million to $1,195 million

•	Total SUBLOCADE® Net Revenue Expected to be in the Range of $905 million to $945 million

•	Non-GAAP Operating Expenses Expected in the Range of $430 million to $450 million

•	Adjusted EBITDA Expected in the Range of $535 million to $575 million

Richmond, VA, January 8, 2026 – Indivior PLC (Nasdaq: INDV) (“Indivior PLC” or the “Company”) today announced its full-year 2026 financial guidance.

“2025 was a transition year for Indivior in which we established the Indivior Action Agenda and completed Phase I – Generate Momentum – by growing U.S. SUBLOCADE net revenue, simplifying the organization and transforming our operating model,” said Joe Ciaffoni, Chief Executive Officer. “We enter 2026 well positioned to execute on Phase II – Accelerate – which includes accelerating U.S. SUBLOCADE dispense unit growth and SUBLOCADE net revenue throughout 2026 and immediately accelerating adjusted EBITDA and cash flow at a faster rate.”

“Our 2026 financial guidance reflects SUBLOCADE net revenue growth, driven by an acceleration in dispense units, and significant margin expansion from our simplified operating model,” said Ryan Preblick, Chief Financial Officer. “In 2026, we expect to grow SUBLOCADE net revenue by 11% at the midpoint of our guidance range while growing adjusted EBITDA by 35% and adjusted EBITDA margin by 14 percentage points.”

Recent Business Highlights:

•

Completed Phase I of the Indivior Action Agenda — Generate Momentum – which included growing U.S. SUBLOCADE net revenue, simplifying the organization and transforming the Company’s operating model resulting in expected annual non-GAAP operating expense savings of at least $150 million.

•

Entered Phase II of the Indivior Action Agenda – Accelerate – on January 1, 2026, which is focused on accelerating U.S. SUBLOCADE dispense unit growth and net revenue throughout 2026 and immediately accelerating adjusted EBITDA and cash flow at a faster rate.

•	Gained inclusion in the S&P SmallCap 600® index effective December 22, 2025.

•

Received shareholder approval of the Company’s proposal to change its domicile from the U.K. to the U.S. and establish a new U.S. parent company, Indivior Pharmaceuticals, Inc. The change in domicile is expected to take effect on January 26, 2026.

•	Concluded the legacy U.S. Department of Justice matter by paying in full the outstanding obligation of $295 million associated with the matter.

Full-Year 2026 Financial Guidance

Full-Year 2026 Guidance
Total Net Revenue	$1,125 million to $1,195 million
Total SUBLOCADE Net Revenue	$905 million to $945 million
Non-GAAP Operating Expenses	$430 million to $450 million
Adjusted EBITDA	$535 million to $575 million

About Indivior

Indivior Pharmaceuticals works to help change patients’ lives by developing medicines to treat opioid use disorder (OUD). Our vision is that all patients will have access to evidence-based treatment for OUD and we are dedicated to transforming OUD from a human crisis to a recognized and treated chronic disease. Building on its portfolio of OUD treatments, Indivior has a pipeline of product candidates designed to expand on its heritage in this category. Visit www.indivior.com to learn more. Connect with Indivior on LinkedIn by visiting www.linkedin.com/company/Indivior.

Non-GAAP Financial Measures:

This announcement includes financial measures that are not defined by US GAAP, such as non-GAAP operating expenses, adjusted EBITDA, and adjusted EBITDA margin. These non-GAAP financial measures are not a substitute for, or superior to, results presented in accordance with US GAAP. Non-GAAP results as presented by the Company are not necessarily comparable to similarly titled measures used by other companies. As a result, these performance measures should not be considered in isolation from, or as a substitute analysis for, the Company’s results as reported in accordance with US GAAP. Management performs a quantitative and qualitative assessment to determine if an item should be considered for adjustment.

Non-GAAP financial measures adjust for non-recurring items and other items representing significant expenses or income that we believe do not reflect the Company’s ongoing operations or the adjustment of which may help with the comparison to prior periods. Non-recurring items and other adjustments are excluded from non-GAAP financial measures consistent with the internal reporting provided to management and the Board. Examples of such items could include share-based compensation expense, income or restructuring and related expenses from the reconfiguration of the Company’s activities and/or capital structure, impairment of current and non-current assets, gains and losses from the sale of intangible assets, certain costs arising as a result of significant and non-recurring regulatory and litigation matters, and certain tax related matters. Beginning with our Q2 2025 financial release, adjusted EBITDA replaced non-GAAP operating income as a non-GAAP measure. The Company believes adjusted EBITDA may be useful to investors to understand the Company’s performance. In addition, the Company uses “adjusted EBITDA” in its annual incentive plan in which all executive officers participate. Share-based compensation has been excluded from non-GAAP operating expenses and adjusted EBITDA.

We have not provided the forward-looking U.S. GAAP equivalents for certain forward-looking non-U.S. GAAP metrics as a result of the uncertainty and potential variability of reconciling items. Accordingly, the Company has relied upon the exception in item 10(e)(1)(i)(B) of Regulation S-K to exclude such reconciliations, as the reconciliations of these non-U.S. GAAP guidance metrics to their corresponding U.S. GAAP equivalents are not available without unreasonable effort.

Important Cautionary Note Regarding Forward-Looking Statements:

This announcement contains certain statements that are forward-looking statements. All statements other than statements of historical fact are forward-looking statements. Forward-looking statements include, among other things, express and implied statements regarding: our financial guidance including with respect to total net revenue, SUBLOCADE net revenue; non-GAAP operating expenses, adjusted EBITDA, and adjusted EBITDA margin; expected SUBLOCADE dispense unit growth; expected continued price stability in SUBOXONE Film, expected annual operation expense savings; expected savings from our simplified operating model; and other statements containing the words “believe,” “anticipate,” “plan,” “expect,” “intend,” “estimate,” “forecast,” “strategy,” “target,” “guidance,” “outlook,” “potential,” “project,” “priority,” “may,” “will,” “should,” “would,” “could,” “can,” the negatives thereof, and variations thereon and similar expressions. By their nature, forward-looking statements involve risks and uncertainties as they relate to events or circumstances that may or may not occur in the future.

Investors are cautioned that any such forward-looking statements are not guarantees of future performance and only express management’s beliefs regarding future results or events which, by their nature, are inherently uncertain and outside of management’s control or predict. Actual results may differ materially from those expressed or implied in these forward-looking statements due to a number of factors, including: lower than expected future sales of our products; greater than expected impacts from competition; unanticipated costs including the effects of potential tariffs and potential retaliatory tariffs; whether we are able to identify efficiencies; unknown liabilities; and the accuracy of our estimates regarding expenses, revenue, and capital requirements. For additional information about some of the risks and important factors that could affect our future results and financial condition, see “Important Cautionary Note Regarding Forward-looking Statements” and “Risk Factors” in Indivior’s Annual Report on Form 10-K filed March 3, 2025, our Forms 10-Q filed May 1, 2025, July 31, 2025, and October 30, 2025, and our other filings with the U.S. Securities and Exchange Commission.

We have based the forward-looking statements in this report on our current expectations and beliefs concerning future events. Forward-looking statements contained in this report speak only as of the day they are made and, except as required by law, we undertake no obligation to update or revise any forward-looking statement, whether due to new information, or to reflect events or developments that occur after the date the statement was made.

For Further Information

Investors:

Jason Thompson

Indivior PLC

Tel: 804-402-7123

E-mail: jason.thompson@indivior.com

Media:

Cassie France-Kelly

Indivior PLC

Tel: 804-594-0836

E-Mail: Indiviormediacontacts@indivior.com

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